UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $14.29	Class IB: $14.19

Total return at net asset value
			Russell 2000
(as of 6/30/12)	Class IA shares*	Class IB shares*	Value Index

6 months	9.16%	9.04%	8.23%

1 year	–0.98	–1.24	–1.44

5 years	–14.27	–15.27	–5.14
Annualized	–3.03	–3.26	–1.05

10 years	75.69	71.59	87.67
Annualized	5.80	5.55	6.50

Life	176.61	168.31	181.80
Annualized	8.03	7.78	8.19

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

How did Putnam VT Small Cap Value Fund perform for the six months ended June 30, 2012?

With market performance being driven by macroeconomic concerns and aversion to risk, investors saw some dramatic relative performance moves across asset classes during the period. With the return of investor confidence in the first quarter of 2012, small-cap stocks surged. However, by spring, renewed concerns about Europe’s sovereign debt crisis, weak U.S. economic data, and slowing growth in China sent a chill across the markets. Investors shifted out of the more vulnerable, higher-risk investments into relatively safer, lower-risk strategies that tend to be more resilient in slow-growth periods. While small-cap stocks retreated at this time, the fund still posted positive performance for the period given the momentum of the first-quarter rally and then a late-period rally, in which investors applauded positive developments in Europe, favorable news on the U.S. housing sector, and higher oil prices.

Effective stock selection in the consumer cyclicals, technology, and basic materials sectors was a major driver of the fund’s modest outperformance relative to its benchmark for the six months ended June 30, 2012. The struggling energy sector, which saw price declines in response to slower global economic growth, proved to be the most disappointing. Capital goods and financials were also negative contributors to performance.

How did you manage the fund through the significant market volatility that marked the reporting period?

Our investment process is grounded in a bottom-up, stock-picking approach, but we are cognizant of macro-driven factors that may create temporary dislocations in stock prices. For example, if a sharp market rise drives a small-cap stock price above our view of fair market value, we will trim the position to lock in profits or sell the stock if we think that the stock has become overvalued. Conversely, in a depressed market, where a company’s prospects may have been unfairly overlooked in the rush for safety, I may add to that position. We think there is a silver lining in the market’s volatility because it tends to create opportunities to exploit pricing inefficiencies.

Could you share some stocks that held up well amid the market volatility?

The top contributor to performance for the period was Web.com, a website solutions provider to small businesses. The stock price had been lagging, largely on concerns regarding the health of small businesses and their lack of demand for Web.com’s services. During that time, the company completed a number of acquisitions that we thought had the potential to ignite greater growth. As economic conditions normalized during the period, the market recognized the company’s earnings power, and Web.com’s stock price climbed dramatically.

Marriott Vacations, the second-best performer, was formed as the result of a spin-off from Marriott International in late 2011. Marriott Vacations sells time-share packages and property management services. Spin-offs often present interesting opportunities to investors as their managements are typically highly incentivized to rebuild their businesses. However, initially, it appeared that Marriott International’s investors didn’t want to own Marriott Vacation’s stock. As the selling pressure subsided during the period, and its business model became more widely understood, shares of Marriott Vacations appreciated.

Which holdings detracted from the fund’s returns?

Key Energy provides services to domestic and international oil and natural gas production companies. Declining natural gas prices and a corresponding decrease in rig counts have had an especially acute impact on the company’s earnings and its stock price during the period. SMART Technologies, which develops and sells interactive technology products in the public and private sectors, experienced a significant slowdown in its revenues and earnings as a result of declining education spending in the United States and Europe.

What is your outlook for U.S. small-cap stocks?

Until there is greater clarity on the direction of growth in the United States as well as globally, we believe the stock market will continue to experience higher-than-average volatility and correlations between stocks. Small-cap stocks rank among higher-risk strategies and tend to be early leaders when markets rebound, and laggards when markets decline. However, smaller companies tend to have more exposure to the U.S. market, making them potential beneficiaries of a recovering U.S. economy — unlike larger companies that tend to generate a portion of their profits from abroad. However, I think investors will need to see more evidence of a bona fide recovery before this asset class enjoys a sustained rally. In the meanwhile, I remain strategically focused on finding small-cap stocks with catalysts that can ignite improved business fundamentals, which I believe are not fairly reflected in their stock price valuations.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Eric N. Harthun is a CFA charterholder. He joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.21	$5.51	$4.07	$5.32

Ending value
(after expenses)	$1,091.60	$1,090.40	$1,020.84	$1,019.59

Annualized
expense ratio	0.81%	1.06%	0.81%	1.06%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value

Aerospace and defense (0.2%)
Innovative Solutions & Support, Inc. †	141,231	$464,650

		464,650
Auto components (1.7%)
American Axle & Manufacturing Holdings, Inc. † S	169,000	1,772,810

Modine Manufacturing Co. † S	152,436	1,056,381

Stoneridge, Inc. †	144,321	982,826

		3,812,017
Biotechnology (0.8%)
Spectrum Pharmaceuticals, Inc. † S	110,300	1,716,268

		1,716,268
Building products (0.6%)
NCI Building Systems, Inc. †	128,300	1,389,489

		1,389,489
Capital markets (1.1%)
Cowen Group, Inc. Class A †	436,415	1,160,864

Horizon Technology Finance Corp.	75,406	1,243,445

		2,404,309
Chemicals (3.7%)
Cabot Corp. S	26,400	1,074,480

HB Fuller Co. S	32,600	1,000,820

Innophos Holdings, Inc. S	21,800	1,230,828

Minerals Technologies, Inc.	18,500	1,179,930

OM Group, Inc. † S	61,000	1,159,000

RPM International, Inc. S	58,539	1,592,261

Tronox, Ltd. Class A † S	8,100	977,832

		8,215,151
Commercial banks (8.3%)
Bancorp, Inc. (The) †	185,685	1,754,723

Citizens Republic Bancorp, Inc. †	91,500	1,567,395

Financial Institutions, Inc. S	97,700	1,649,176

First Citizens BancShares, Inc. Class A	7,248	1,207,879

First of Long Island Corp. (The) S	36,696	1,063,083

Investors Bancorp, Inc. †	92,708	1,398,964

Lakeland Financial Corp.	34,540	926,708

Metro Bancorp, Inc. †	122,180	1,469,825

Oriental Financial Group (Puerto Rico) S	133,600	1,480,288

Popular, Inc. (Puerto Rico) †	69,420	1,153,066

PrivateBancorp, Inc. S	105,300	1,554,228

State Bank Financial Corp. †	86,000	1,303,760

Western Alliance Bancorp † S	177,600	1,662,336

		18,191,431
Commercial services and supplies (3.4%)
ACCO Brands Corp. † S	159,027	1,644,339

Deluxe Corp. S	75,500	1,882,970

Ennis, Inc.	73,606	1,132,060

McGrath Rentcorp	44,900	1,189,850

Portfolio Recovery Associates, Inc. † S	17,000	1,551,420

		7,400,639
Communications equipment (2.8%)
Ceragon Networks, Ltd. (Israel) † S	121,907	1,044,743

Emulex Corp. †	189,900	1,367,280

Extreme Networks † S	363,688	1,251,087

Oplink Communications, Inc. †	88,242	1,193,914

Polycom, Inc. † S	114,700	1,206,644

		6,063,668
Computers and peripherals (1.7%)
BancTec, Inc. 144A † F	152,299	609,196

Datalink Corp. † S	130,200	1,243,410

COMMON STOCKS (98.7%)* cont.	Shares	Value

Computers and peripherals cont.
Electronics for Imaging, Inc. †	90,900	$1,477,125

SMART Technologies, Inc. Class A (Canada) †	258,400	470,288

		3,800,019
Construction and engineering (2.0%)
EMCOR Group, Inc. S	52,000	1,446,640

Great Lakes Dredge & Dock Corp.	149,600	1,065,152

Orion Marine Group, Inc. †	99,900	695,304

Tutor Perini Corp. †	77,600	983,192

UniTek Global Services, Inc. †	69,117	173,484

		4,363,772
Containers and packaging (0.4%)
Rock-Tenn Co. Class A	16,500	900,075

		900,075
Distributors (1.3%)
Core-Mark Holding Co., Inc.	35,839	1,725,289

VOXX International Corp. †	131,500	1,225,580

		2,950,869
Diversified consumer services (0.8%)
Corinthian Colleges, Inc. † S	277,400	801,686

Steiner Leisure, Ltd. (Bahamas) †	19,700	914,277

		1,715,963
Diversified financial services (0.3%)
NewStar Financial, Inc. †	55,400	717,984

		717,984
Diversified telecommunication services (0.7%)
Cogent Communications Group, Inc. †	80,632	1,552,166

		1,552,166
Electric utilities (3.2%)
NV Energy, Inc.	142,100	2,498,118

UIL Holdings Corp. S	61,438	2,203,167

UNS Energy Corp.	62,534	2,401,931

		7,103,216
Electrical equipment (0.5%)
General Cable Corp. † S	40,500	1,050,570

		1,050,570
Electronic equipment, instruments, and components (1.0%)
Electro Scientific Industries, Inc.	92,889	1,097,948

TTM Technologies, Inc. †	119,454	1,124,062

		2,222,010
Energy equipment and services (1.6%)
Key Energy Services, Inc. † S	119,100	905,160

Pioneer Drilling Co. † S	126,996	1,012,158

Tidewater, Inc.	36,636	1,698,445

		3,615,763
Food and staples retail (1.9%)
Harris Teeter Supermarkets, Inc. S	27,393	1,122,839

Spartan Stores, Inc.	83,959	1,522,177

Weis Markets, Inc. S	36,143	1,609,086

		4,254,102
Food products (0.7%)
Post Holdings, Inc. †	48,000	1,476,000

		1,476,000
Gas utilities (1.1%)
Southwest Gas Corp. S	55,431	2,419,563

		2,419,563
Health-care equipment and supplies (0.8%)
Cutera, Inc. †	123,651	889,669

Palomar Medical Technologies, Inc. †	22,008	187,068

Syneron Medical, Ltd. (Israel) †	75,000	778,500

		1,855,237
Health-care providers and services (5.2%)
Addus HomeCare Corp. †	146,986	721,701

Centene Corp. † S	30,100	907,816

Ensign Group, Inc. (The)	62,200	1,758,394

4 Putnam VT Small Cap Value Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value

Health-care providers and services cont.
LHC Group, Inc. † S	37,903	$642,835

Metropolitan Health Networks, Inc. †	187,743	1,796,701

MModal, Inc. †	133,985	1,739,125

PharMerica Corp. †	133,700	1,460,004

Providence Service Corp. (The) †	77,500	1,062,525

Triple-S Management Corp. Class B (Puerto Rico) † S	79,000	1,444,120

		11,533,221
Health-care technology (0.8%)
MedAssets, Inc. †	124,600	1,675,870

		1,675,870
Hotels, restaurants, and leisure (1.5%)
Jack in the Box, Inc. † S	42,000	1,170,960

Marriott Vacations Worldwide Corp. †	45,199	1,400,265

Morgans Hotel Group Co. †	147,600	693,720

		3,264,945
Household durables (1.7%)
La-Z-Boy, Inc. † S	76,100	935,269

M/I Homes, Inc. † S	82,044	1,421,002

Newell Rubbermaid, Inc.	76,888	1,394,748

		3,751,019
Household products (0.4%)
Spectrum Brands Holdings, Inc. †	26,500	863,105

		863,105
Insurance (6.4%)
Allied World Assurance Co. Holdings AG	27,800	2,209,266

American Financial Group, Inc.	31,443	1,233,509

Amtrust Financial Services, Inc. S	29,000	861,590

Arch Capital Group, Ltd. †	50,638	2,009,822

Employers Holdings, Inc. S	58,311	1,051,930

Hanover Insurance Group, Inc. (The)	38,490	1,506,114

PartnerRe, Ltd.	16,300	1,233,421

Reinsurance Group of America, Inc. Class A	34,295	1,824,837

Validus Holdings, Ltd.	66,954	2,144,537

		14,075,026
Internet software and services (2.1%)
Earthlink, Inc. S	224,400	1,669,536

Perficient, Inc. †	105,300	1,182,519

Web.com Group, Inc. † S	91,986	1,685,184

		4,537,239
IT Services (1.4%)
Ciber, Inc. †	325,400	1,402,474

Convergys Corp. † S	108,500	1,602,545

		3,005,019
Machinery (4.0%)
Columbus McKinnon Corp. †	93,300	1,407,897

Edwards Group, Ltd. ADR (United Kingdom) †	142,454	1,133,934

EnPro Industries, Inc. † S	33,900	1,266,843

Greenbrier Companies, Inc. † S	67,453	1,185,824

Manitowoc Co., Inc. (The) S	91,500	1,070,550

NN, Inc. †	147,500	1,505,975

Titan International, Inc. S	49,800	1,221,594

		8,792,617
Multiline retail (1.1%)
Fred’s, Inc. S	87,500	1,337,875

Gordmans Stores, Inc. †	59,635	983,978

		2,321,853
Multi-utilities (1.8%)
Avista Corp.	92,431	2,467,908

CMS Energy Corp.	68,000	1,598,000

		4,065,908
Oil, gas, and consumable fuels (3.0%)
Energen Corp.	35,493	1,601,799

Energy Partners, Ltd. †	73,200	1,237,080

COMMON STOCKS (98.7%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Gulfport Energy Corp. †	9,664	$199,368

Midstates Petroleum Co., Inc. †	25,760	250,130

Scorpio Tankers, Inc. (Monaco) †	154,324	986,130

SM Energy Co.	18,901	928,228

Swift Energy Co. † S	79,100	1,472,051

		6,674,786
Paper and forest products (0.9%)
Buckeye Technologies, Inc. S	28,100	800,569

Domtar Corp. (Canada)	14,900	1,142,979

		1,943,548
Pharmaceuticals (0.7%)
Medicines Co. (The) † S	64,738	1,485,090

		1,485,090
Professional services (0.5%)
Kforce, Inc. †	86,800	1,168,328

		1,168,328
Real estate investment trusts (REITs) (8.5%)
American Assets Trust, Inc.	59,320	1,438,510

American Capital Agency Corp.	49,100	1,650,251

Campus Crest Communities, Inc.	97,506	1,013,087

Colony Financial, Inc.	75,800	1,311,340

Entertainment Properties Trust	26,600	1,093,526

Government Properties Income Trust	34,237	774,441

LaSalle Hotel Properties	31,993	932,276

MFA Financial, Inc.	239,181	1,887,138

National Health Investors, Inc. S	21,600	1,099,872

One Liberty Properties, Inc.	69,192	1,302,885

Piedmont Office Realty Trust, Inc. Class A	50,900	875,989

PS Business Parks, Inc.	16,200	1,097,064

Summit Hotel Properties, Inc.	245,910	2,058,267

Taubman Centers, Inc.	18,746	1,446,441

Winthrop Realty Trust	62,030	754,285

		18,735,372
Road and rail (1.5%)
Quality Distribution, Inc. †	118,700	1,316,383

Saia, Inc. † S	88,350	1,933,982

		3,250,365
Semiconductors and semiconductor equipment (3.0%)
Advanced Energy Industries, Inc. †	83,100	1,115,202

Integrated Silicon Solutions, Inc. †	119,100	1,201,719

Photronics, Inc. † S	238,900	1,457,290

RF Micro Devices, Inc. †	343,200	1,458,600

Silicon Image, Inc. †	326,200	1,350,468

		6,583,279
Software (1.5%)
Actuate Corp. †	206,800	1,433,124

Mentor Graphics Corp. †	102,700	1,540,500

TeleCommunication Systems, Inc. Class A †	285,215	350,814

		3,324,438
Specialty retail (4.6%)
Aaron’s, Inc.	42,200	1,194,682

American Eagle Outfitters, Inc.	81,600	1,609,968

Ascena Retail Group, Inc. †	54,672	1,017,993

Citi Trends, Inc. †	23,200	358,208

Destination Maternity Corp.	43,200	933,120

Express, Inc. †	47,269	858,878

Lithia Motors, Inc. Class A S	68,100	1,569,705

Sonic Automotive, Inc. Class A S	94,400	1,290,448

Stage Stores, Inc. S	76,435	1,400,289

		10,233,291

Putnam VT Small Cap Value Fund 5

COMMON STOCKS (98.7%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.0%)
G-III Apparel Group, Ltd. † S	45,200	$1,070,788

PVH Corp.	13,943	1,084,626

		2,155,414
Thrifts and mortgage finance (5.1%)
Berkshire Hills Bancorp, Inc.	63,600	1,399,200

BofI Holding, Inc. † S	63,993	1,264,502

Brookline Bancorp, Inc.	128,500	1,137,225

Capitol Federal Financial, Inc.	93,000	1,104,840

EverBank Financial Corp. †	107,720	1,170,916

HomeStreet, Inc. †	16,836	538,584

MGIC Investment Corp. † S	181,100	521,568

Rockville Financial, Inc.	109,300	1,264,601

United Financial Bancorp, Inc.	87,988	1,265,267

Walker & Dunlop, Inc. †	122,018	1,567,931

		11,234,634
Trading companies and distributors (0.9%)
DXP Enterprises, Inc. †	24,639	1,022,272

H&E Equipment Services, Inc. † S	61,334	921,850

		1,944,122
Transportation infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc. (Greece) S	198,800	1,063,581

		1,063,581

Total common stocks (cost $199,095,659)		$217,337,001

INVESTMENT COMPANIES (1.0%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	157,456	$1,785,551

New Mountain Finance Corp.	32,600	462,594

Total investment companies (cost $1,798,481)		$2,248,145

SHORT-TERM INVESTMENTS (19.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	42,596,442	$42,596,442

Putnam Money Market Liquidity Fund 0.12% [e]	679,032	679,032

Total short-term investments (cost $43,275,474)		$43,275,474

Total investments (cost $244,169,614)		$262,860,620

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $220,090,021.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$30,205,371	$—	$—

Consumer staples	6,593,207	—	—

Energy	10,290,549	—	—

Financials	65,358,756	—	—

Health care	18,265,686	—	—

Industrials	30,888,133	—	—

Information technology	28,926,476	609,196	—

Materials	11,058,774	—	—

Telecommunication services	1,552,166	—	—

Utilities	13,588,687	—	—

Total common stocks	216,727,805	609,196	—

Investment companies	2,248,145	—	—

Short-term investments	679,032	42,596,442	—

Totals by level	$219,654,982	$43,205,638	$—

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $42,630,031 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $200,894,140)	$219,585,146

Affiliated issuers (identified cost $43,275,474) (Notes 1 and 5)	43,275,474

Dividends, interest and other receivables	304,722

Receivable for investments sold	3,996,124

Total assets	267,161,466

Liabilities

Payable to custodian	3,815

Payable for investments purchased	3,576,931

Payable for shares of the fund repurchased	593,051

Payable for compensation of Manager (Note 2)	111,838

Payable for investor servicing fees (Note 2)	1,848

Payable for custodian fees (Note 2)	8,226

Payable for Trustee compensation and expenses (Note 2)	84,985

Payable for administrative services (Note 2)	424

Payable for distribution fees (Note 2)	32,220

Collateral on securities loaned, at value (Note 1)	42,596,442

Other accrued expenses	61,665

Total liabilities	47,071,445

Net assets	$220,090,021

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$208,491,656

Undistributed net investment income (Note 1)	596,587

Accumulated net realized loss on investments (Note 1)	(7,689,228)

Net unrealized appreciation of investments	18,691,006

Total — Representing net assets applicable to capital shares outstanding	$220,090,021

Computation of net asset value Class IA

Net assets	$58,673,709

Number of shares outstanding	4,104,585

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.29

Computation of net asset value Class IB

Net assets	$161,416,312

Number of shares outstanding	11,376,169

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.19

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 7

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $609)	$1,734,198

Interest (including interest income of $3,146 from investments in affiliated issuers) (Note 5)	3,146

Securities lending (Note 1)	55,070

Total investment income	1,792,414

Expenses

Compensation of Manager (Note 2)	728,121

Investor servicing fees (Note 2)	114,847

Custodian fees (Note 2)	12,852

Trustee compensation and expenses (Note 2)	9,229

Administrative services (Note 2)	3,865

Distribution fees — Class IB (Note 2)	210,727

Other	58,842

Total expenses	1,138,483

Expense reduction (Note 2)	(40,256)

Net expenses	1,098,227

Net investment income	694,187

Net realized gain on investments (Notes 1 and 3)	12,877,934

Net unrealized appreciation of investments during the period	6,404,847

Net gain on investments	19,282,781

Net increase in net assets resulting from operations	$19,976,968

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$694,187	$1,178,808

Net realized gain on investments	12,877,934	35,680,480

Net unrealized appreciation (depreciation) of investments	6,404,847	(47,730,258)

Net increase (decrease) in net assets resulting from operations	19,976,968	(10,870,970)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(430,835)	(508,083)

Class IB	(756,241)	(919,459)

Decrease from capital share transactions (Note 4)	(23,983,682)	(44,046,904)

Total decrease in net assets	(5,193,790)	(56,345,416)

Net assets:

Beginning of period	225,283,811	281,629,227

End of period (including undistributed net investment income of $596,587 and $1,089,476, respectively)	$220,090,021	$225,283,811

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$13.18	.06	1.15	1.21	(.10)	—	(.10)	$14.29	9.16*	$58,674	.40*	.39*	39*

12/31/11	13.90	.09	(.71)	(.62)	(.10)	—	(.10)	13.18	(4.54)	58,788.78		.66	63

12/31/10	11.06	.09	2.81	2.90	(.06)	—	(.06)	13.90	26.31	73,838.82		.78	69

12/31/09	8.62	.07	2.56	2.63	(.19)	—	(.19)	11.06	31.84	65,428	.96[e]	.75[e]	93

12/31/08	18.96	.21	(6.31)	(6.10)	(.34)	(3.90)	(4.24)	8.62	(39.26)	61,459	.92[e]	1.63[e]	58

12/31/07	24.49	.25	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	18.96	(12.44)	149,405	.87[e]	1.11[e]	59

Class IB

6/30/12†	$13.07	.04	1.14	1.18	(.06)	—	(.06)	$14.19	9.04*	$161,416	.53*	.27*	39*

12/31/11	13.78	.05	(.69)	(.64)	(.07)	—	(.07)	13.07	(4.73)	166,495	1.03	.41	63

12/31/10	10.97	.06	2.79	2.85	(.04)	—	(.04)	13.78	25.98	207,791	1.07	.53	69

12/31/09	8.53	.04	2.55	2.59	(.15)	—	(.15)	10.97	31.53	193,272	1.21[e]	.50[e]	93

12/31/08	18.76	.18	(6.24)	(6.06)	(.27)	(3.90)	(4.17)	8.53	(39.39)	165,393	1.17[e]	1.40 [e]	58

12/31/07	24.27	.18	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	18.76	(12.67)	326,425	1.12[e]	.78[e]	59

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.02%

12/31/08	<0.01

12/31/07	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies with a focus on value stocks.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $42,630,031 and the fund received cash collateral of $42,596,442.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

10 Putnam VT Small Cap Value Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $18,128,434 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$18,128,434	$—	$18,128,434	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $246,608,343, resulting in gross unrealized appreciation and depreciation of $35,313,847 and $19,061,570, respectively, or net unrealized appreciation of $16,252,277.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 47.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $48 under the expense offset arrangements and by $40,208 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $184, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC,

Putnam VT Small Cap Value Fund 11

for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $86,475,795 and $105,360,696, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	88,932	$1,252,468	196,410	$2,701,675	175,412	$2,494,978	1,000,763	$12,972,173

Shares issued in connection with
reinvestment of distributions	29,130	430,835	34,376	508,083	51,480	756,241	62,633	919,459

	118,062	1,683,303	230,786	3,209,758	226,892	3,251,219	1,063,396	13,891,632

Shares repurchased	(472,678)	(6,723,791)	(1,083,058)	(14,728,215)	(1,590,067)	(22,194,413)	(3,397,902)	(46,420,079)

Net decrease	(354,616)	$(5,040,488)	(852,272)	$(11,518,457)	(1,363,175)	$(18,943,194)	(2,334,506)	$(32,528,447)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,146 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $33,882,600 and $39,429,534, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

12 Putnam VT Small Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012,

Putnam VT Small Cap Value Fund 13

this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized returns. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	2nd	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 59, 54 and 40 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s

14 Putnam VT Small Cap Value Fund

observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that the fund’s relative performance had improved under this portfolio manager. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT Small Cap Value Fund 21

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	275805 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012